EXHIBIT 10.1
                                                                    ------------

                          (NGM Group, Inc. Letterhead)





                                                         September 3, 2004


Mr. Jerry Mahoney iVoice, Inc. 750 Route 34 Matawan, NJ 07747

Re: Letter of Intent to Acquire Intellectual Property

Dear Mr. Mahoney:

     I am pleased to provide you with this letter of intent which sets forth our understanding with respect to the proposed terms and conditions under which NGM TEC, Inc. (hereinafter "NGM") will acquire all rights, title, and interests in that certain intellectual property (hereinafter, the "IP") detailed in Paragraph C herein from iVoice, Inc. ("iVoice"). This letter of intent is subject to the completion of our due diligence and the preparation and execution of definitive documents

     The covenants in paragraphs E, G, H, I, J and N are binding upon the parties whether or not the parties reach a definitive agreement with respect to the sale of the IP.

     While the terms and conditions of this letter of intent are non-binding as to the parties hereto (except where otherwise noted), the parties agree to act in good faith towards negotiating and executing a binding purchase and sale agreement substantially incorporates the terms and conditions enunciated herein.

     This letter of intent describes a proposed transaction involving the sale and purchase of the IP as follows:

A. Consideration                        The purchase price of the IP shall be
                                        $6,250,000, payable as follows:

                                        (i) $500,000 in cash at closing, and an
                                        additional $500,000 in cash no later

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                                        than sixty days from the date of
                                        closing. A promissory note to this
                                        effect, secured by the IP, shall be
                                        executed by and between the parties.

                                        NGM shall issue to iVoice those number
                                        of shares of NGM's s fully paid and
                                        non-assessable Common Stock equal to
                                        $2,250,000. The price per share utilized to determine the number of shares tendered shall be equal to the lowest price per share paid by outside investors for NGM stock at any time in the sixty (60) days prior to the closing of the transaction contemplated herein. For the purposes of this paragraph, any shares issued pursuant to the exercise of currently outstanding warrants or options of NGM shall not count towards the computation of lowest price paid by outside investors. Only shares newly issued pursuant to a private placement or some other financing in the sixty
                                        (60) day time period shall count towards determining the lowest price paid. ..

                                        NGM will file with the Securities and
                                        Exchange Commission a Registration
                                        Statement, on Form S-1, SB-2, S-3 or
                                        such other suitable form, registering
                                        the stock tendered by NGM pursuant to
                                        paragraph A (ii) above, no later than
                                        five (5) business days from the date of
                                        closing.

                                        Upon receipt of notification from the
                                        Securities and Exchange Commission that
                                        the registration has been declared
                                        effective, iVoice will distribute, in
                                        the form of a dividend, all of such
                                        shares to its shareholders.

                                        iii) NGM shall issue to IVoice
                                        $2,900,000 of NGM Convertible Preferred
                                        Stock. NGM will register the shares

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                                        underlying the Convertible Preferred
                                        Stock in the registration statement with the SEC. Once NGM's Common Stock has commenced trading on the Principal Market, iVoice will be entitled, at its option, to convert, and sell on the same day, at any time and from time to time, until redemption in full of this Preferred Stock, all or any part of the face amount of the Preferred Stock, into shares of NGM's common stock, at the price per share equal to an amount equal to eighty percent (80%) of the lowest closing bid price of NGM's Common Stock, as quoted by Bloomberg, LP (the "Closing Bid Price"), for the five (5) trading days immediately preceding the Conversion Date. NGM shall further have the right to redeem the Preferred Stock, in whole or in part, at any time, in an amount equal to one hundred twenty percent (120%) of the face amount of the Preferred Stock to be redeemed.

                                        iv) NGM will issue to iVoice a $100,000
                                        5% 2 year secured convertible note. NGM
                                        will register the shares underlying the
                                        convertible note in the registration
                                        statement with the SEC. Once NGM's
                                        Common Stock has commenced trading on
                                        the Principal Market, iVoice will be
                                        entitled, at its option, to convert, and sell on the same day, at any time and from time to time, until payment in full of this Debenture, all or any part of the principal amount of the Debenture, plus accrued interest, into shares of the NGM's common stock, at the price per share equal to eighty percent (80%) of the lowest closing bid price of the Company's Common Stock, as quoted by Bloomberg, LP (the "Closing Bid Price"), for the five (5) trading days immediately preceding the Conversion Date. The note shall be secured by all

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                                        assets conveyed by iVoice to NGM in the
                                        transaction contemplated herein. Failure to go effective with the SEC as per A(ii) or, alternatively, failure to acquire a public shell per A (v), shall constitute an event of default on the note, and shall provide iVoice with the opportunity to foreclose on the collateral. The note shall be secured by all assets conveyed by iVoice to NGM in the transaction contemplated herein. . NGM shall not have the right to pre-pay or retire the Convertible Note until such time that the Convertible Preferred Stock, as described in Paragraph A (iii) above, has been either converted in full to Common Stock or redeemed in full.

                                        v) In the event that the SEC fails to
                                        declare NGM's registration statement
                                        effective on or before February 1, 2005, NGM will acquire, no later than March 31, 2005, a reporting bulletin board shell, and shall reverse merge its business operations into such shell. NGM will then again file a registration statement to register iVoice's shares in accordance with paragraphs (ii), (ii), and (iv) above. Failure to go effective with the SEC as per this paragraph, or, alternatively, failure to acquire a public shell in accordance with this paragraph, shall constitute an event of default on the Convetible Note described in Paragraph A (iv) herein, and shall provide iVoice with the right to foreclose on the collateral.


B. Intellectual Property                NGM shall acquire all right, title, and
                                        interest from iVoice in the following
                                        assets: i) The source code and all
                                        documentation relating to iVoice's
                                        speech engine;

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                                        ii) Patent No. 6,563,911 , which covers
                                        speech enabled, automatic telephone
                                        dialer using names, including seamless
                                        interface with computer-based address
                                        book programs.

                                        Patent No. 6,671,354, which covers
                                        speech enabled, automatic telephone
                                        dialer using names, including seamless
                                        interface with computer-based address
                                        book programs without the use of a PBX.

                                        980.010 Patent/Application Serial No.
                                        10/055,854 , which is a patent pending
                                        Entitled: "Telephone Application
                                        Programming Interfaced-Based, Speech
                                        Enabled Automatic Telephone Dialer Using
                                        Names"

                                        iii) The source code and documentation
                                        relating to iVoice's suite of speech
                                        applications, including Auto Attendant.

                                        iv) iVoice's customer list

                                        v) iVoice's agreements with resellers



C. Sales Commission Agreement           NGM will enter into a sales commission
                                        agreement with iVoice, Inc. to provide
                                        guidance and counsel relating to the
                                        sales and marketing of the IP. The terms of such agreement shall be mutually agreed upon prior to closing. In addition to a sales commission structure, the agreement will provide for a mutually agreed upon number of hours of consulting for iVoice to provide NGM during the first forty five
                                        (45) days following the date of closing
                                        on a no-cost basis. After that initial
                                        forty five (45) day period, iVoice will
                                        provide NGM with consulting services, on an as requested basis, at the rate of $150 per hour, plus reimbursement of any and all expenses which have been pre-approved by NGM prior to the time that such expenses were incurred.

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D. Omitted Intentionally

E. Expenses                             The parties hereto shall each be
                                        responsible for any and all of their own expenses associated with the transaction contemplated herein. NGM acknowledges that no banker, broker or finder is due or entitled to any fee or compensation as a result of the transaction contemplated herein. iVoice shall be responsible for fees due and owing
                                        Bristol Townsend & Co., Inc.

F. Pre-Closing Covenants                The parties will use their best efforts
                                        to obtain all necessary third party and
                                        government consents (including all
                                        certificates, permits, approvals, and
                                        assignments required in connection with
                                        the merger).

G. Best Efforts                         The parties agree to negotiate in good
                                        faith, and to use their best efforts to
                                        (a) to execute a definitive agreement
                                        with respect to the purchase and sale of the IP as expeditiously as possible, on or before October 1, 2004, and (b) close the transaction on the date of execution of the definitive agreement.

H. Conditions to Obligation             Neither NGM nor iVoice will be obligated
                                        to consummate the transaction
                                        contemplated hereby unless and until the parties have reached a definitive agreement as to all the terms and conditions of the acquisition.

I. Due Diligence                        iVoice agrees to cooperate with NGM's
                                        due diligence investigation of the IP
                                        and to provide NGM and its
                                        representatives with prompt access to
                                        all books, records, contracts, and other information pertaining to the IP (the
                                        "Due Diligence Information").

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J. Confidentiality                      NGM will use the Due Diligence
                                        Information solely for the purpose of
                                        its due diligence investigation of the
                                        IP, and unless and until the parties
                                        consummate the transaction contemplated
                                        herein, NGM, its affiliates, directors,
                                        officers, employees, advisors and agents will keep the Due Diligence Information strictly confidential.

K. Closing                              It is the intention of the parties
                                        hereto to close this transaction on or
                                        about October 1, 2004.

L. Term of Letter of Intent             This letter of intent shall become
                                        effective only upon receipt of an
                                        executed copy of this letter by iVoice
                                        from NGM.

M. License To Speech Engine             NGM acknowledges that iVoice will be
                                        entering into a license agreement with
                                        one of its subsidiaries relating to the
                                        use of the speech engine with it's IVR
                                        product. NGM will assume this license as part of the IP acquisition. The license shall provide for a license fee of $1000 for the software development kit
                                        ("SDK"), and an additional payment of
                                        $400 per port


N. NGM acknowledges and agrees that iVoice will be filing a Form 8-K with the Securities and Exchange Commission relating to the execution of the letter of intent between our companies, and that iVoice will furthermore issue a press release announcing the execution of the letter of intent.

O. iVoice acknowledges that NGM is in the process of discussing a potential merger with a third company. In the event that

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                                        NGM merges with such company prior to
                                        the consummation of the transaction
                                        contemplated herein, the parties
                                        acknowledge that all securities due to
                                        be issued to iVoice as consideration for the sale of the IP may be in securities of this third company, and that the same pricing formulas as detailed in Paragraph A herein shall continue to control the issuance of such shares..


           If you are in agreement with the terms of this letter of intent, please sign where indicated below. Upon receipt of the signed copy, we will proceed with our plans for consummating the transaction in a timely manner.


                                                 Sincerely,



                                                 ---------------------
                                                 President



AGREED TO AND ACCEPTED BY:
iVoice, Inc.


---------------------------
BY:  Jerry Mahoney
TITLE:  Chief Executive Officer










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